UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

473 Jackson St., Suite 300	94111
San Francisco, CA	(Zip Code)
(Address of principal executive offices)

(415) 715-4377

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2023, ExcelFin Acquisition Corp. (the “Company”) and ExcelFin SPAC LLC (the “Sponsor”) entered into the Amended and Restated Promissory Note in the aggregate principal amount of up to $1,500,000 originally issued by the Sponsor to the Company on March 18, 2021 (as amended on October 25, 2021). The sole purpose of this amendment was to extend the maturity date of the promissory note from the previous business combination deadline of April 25, 2023 to the new business combination deadline of October 25, 2023, which was approved by the Company’s stockholders at a special meeting held on April 13, 2023. The maturity date of the Amended and Restated Promissory Note is the earlier of (i) October 25, 2023 or (ii) the date on which the Company consummates its initial business combination.

The foregoing disclosures set forth in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Promissory Note, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amended and Restated Promissory Note
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corp.

Date: June 8, 2023	By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Chief Executive Officer